Private Placement Secured Demand Notes	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Private Placement Secured Demand Notes

Note 4. Private Placement Secured Demand Notes

The Company has been conducting a private placement of up to $500,000,000 of secured demand notes (“private placement secured demand notes”) to fund its investment and operational activities. The outstanding private placement secured demand notes are subordinated to the Company’s and its subsidiaries’ future secured bank debt and credit facilities and structurally subordinated to indebtedness or other liabilities of special purpose entity subsidiaries.

Until the time of the registered offering, the private placement secured demand notes will be secured by a pledge of Holding’s equity interests in the Portfolio SPEs. Holding entered into a guaranty agreement with the Company for the benefit of the noteholders, which shall automatically terminate on the 30-day anniversary of the effectiveness of the registered offering. This offering was amended subsequent to year end (see Note 7).

The private placement secured demand notes accrue interest at the rate of 2.00% per annum, based on a 365-day year, compounded daily; provided, however, that if an investor agrees to forego the right to make a demand for payment during the first year after issuance, the interest rate for that year will be 3.00%, and then will revert to the standard 2.00% for following periods. The interest rate may be increased, and subsequently decreased, in the Company’s discretion, provided it does not drop below 2.00% (or 3.00% for the first year as applicable).

The private placement secured demand notes are sold through a private placement that was extended through August 31, 2022.

The private placement secured demand notes, inclusive of accrued but unpaid interest, can be redeemed, in whole or in part, through a demand payment. Should an entire private placement secured demand note not be redeemed through demand payments, any remaining balances have a maturity date 15 years following the issuance date of the private placement secured demand note.

The Company will establish two sources of liquidity to address demand payments: first, the Company will set aside reserves of between 5-10% of the outstanding principal balances in available cash reserves (see Note 1); second, the Company plans to establish accounts with lending sources pursuant to which funds will be advanced to the Company. These lending sources have not been established at present and are not expected to be established until the Company secures real estate assets.

The Company is restricted from making distributions to its members when the value of the real estate held at the Company’s subsidiaries is less than 70% of the value of the outstanding private placement secured demand notes. Tax distributions and other distributions that may be legally required are exempted from this condition.

As of December 31, 2020 and 2019, the outstanding private placement secured demand notes payable totaled $2,242,613 and $1,053,340, respectively. Approximately 70% and 76% of these private placement secured demand notes are held by foreign investors at December 31, 2020 and 2019, respectively.

Refer to Note 7 for changes in terms subsequent to year end.